FMC Technologies                                                   Exhibit 99.a

________________________________________________________________________________

Slide 1

IPO Summary

Common Stock Offered                    11,050,000 shares
Over-allotment Option                    1,657,500 shares
Common Stock Outstanding after          65,000,000 shares
 the Offering (excl. over-allotment)
Offering Price per Share                    $20.00
Use of Proceeds                         To repay indebtedness
NYSE Symbol                             "FTI"
First Trade Date                        June 14/th/
Spin-off/Split-off                      By December 31, 2001

--------------------------------------------------------------------------------

Slide 2

--------------------------------------------------------------------------------
    Experienced Management Team                  Years with FMC Corporation
--------------------------------------------------------------------------------
 Joseph H. Netherland                                         28
 Chief Executive Officer and President
 Georgia Tech, Wharton
 Board Member: API, NAM, NOIA, PESA
 Past Chairman: PESA

--------------------------------------------------------------------------------
 William H. Schumann                                          20
 Senior Vice President and Chief Financial
 Officer
 UCLA, USC

--------------------------------------------------------------------------------
 Peter D. Kinnear                                             29
 Vice President, Energy Production
 Systems
 Vanderbilt, University of Chicago
 Board Member & Past Chairman: NFPA

--------------------------------------------------------------------------------
 Robert L. Potter                                             27
 Vice President, Energy Processing
 Systems
 Rice University

--------------------------------------------------------------------------------
 Charles H. Cannon, Jr.                                       19
 Vice President, FoodTech & Airport
 Systems
 US Naval Academy, University of Chicago
 Board Member: Food Processing
 Machinery & Supplier Association
--------------------------------------------------------------------------------

________________________________________________________________________________

Slide 3

Investment Highlights

 .  Premier late-cycle oilfield services business focused on deepwater

 . Strong industry positions based on leading technologies (#1 or #2 in all major products)

 .  Leader in subsea production systems

     -  Leader in subsea tree installations and awards

     -  Strong customer relationships with leading offshore producers

 .  Proven track record of growth

 .  Experienced management team

________________________________________________________________________________

Slide 4

[Photos of Energy Production and Processing Systems; FoodTech and Airport
Systems]

Powerful Combination of Leading Businesses

     . Strong Growth
               (CAGR 1994 - 2000)        Revenue      EBITDA /(1)/
                                         -------      ------------

         Production Systems               16.2%           49.7%
         Processing Systems               11.6%           42.4%
                                          -----           -----
         Energy Systems                   14.5%           46.3%
         FoodTech                         10.4%           25.2%
         Airport Systems                  12.5%           39.6% /(2)/

       /(1)/ EBITDA from continuing operations w/ allocated corporate overhead.

       /(2)/ Airport CAGR shown excluding Corporate Overhead.

________________________________________________________________________________

Slide 5

How We Built the Business

[Combination Chart]

 (Sales $Millions)

               '87     '88  '89  '90  '91  '92        '93          '94      '95        '96        '97     '98    '99        '00
--------------------------------------------------------------------------------------------------------------------------------
Sales
$Millions      400     425  450  500  600  700        800          980    1,362      1,690      2,032   2,186    1,953     1,875
--------------------------------------------------------------------------------------------------------------------------------
               Improved     Subsea investments     Kongsberg     National Oilwell   Smith       Deep-   CBV
               family of                           SOFEC             Manifold       Meter       water   Brazil
               valves                                                                           Ivest-
                                                                                                ments
--------------------------------------------------------------------------------------------------------------------------------
                                                             Jetway                 Frigo-                                North-
                                                             Systems                Scandia                                field
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Stein                                  Allen
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 6

Strategy

 .  Pursue innovation and technology

 .  Provide technology driven, mission critical products and services

 .  Focus on high growth sectors

 .  Maintain and expand alliances with industry leaders

 .  Focus on growth in profits and return on capital

--------------------------------------------------------------------------------
Slide 7

Energy Systems
Demonstrated Growth
[2 column graphs]

Graph #1
Sales ($M)
  1994   $   460
  1995   $   769
  1996   $   949
  1997   $ 1,144
  1998   $ 1,321
  1999   $ 1,129
  2000   $ 1,037

14.5% CAGR
----------
Graph #2
EBITDA ($M) (1)
  1994   $     9
  1995   $    18
  1996   $    47
  1997   $    98
  1998   $   109
  1999   $   106
  2000   $    83

46.3% CAGR

  (1) Includes allocated corporate overhead
      EBITDA is from continuing operations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 8

Energy Systems
Leading Technologies

[6 color photos]
Subsea Tree with Controls
Subsea Manifolds
FPSO/Turret Mooring System
Fluid Control Products
Surface/TLP Well Systems
Loading Systems

--------------------------------------------------------------------------------

Slide 9

Energy Systems
Leading Industry Positions

                                                  Industry Position
                                                  -----------------

Subsea systems                                            1
Floating Production (Mooring Systems)                     2
Surface                                                   2
Fluid Control                                             1
Loading Systems                                           1
Measurement Solutions                                     2

Source: Simmons & Co. International, Boston Consulting Group, Spears and Associates, Quest, FMC Technologies Internal

--------------------------------------------------------------------------------

Slide 10

[Color Illustrations]

Metering & Control Systems
Surface Well Systems
Subsea Drilling Systems
Light Well Intervention
Tension Leg Platforms
Floating Production Storage & Offloading Vessels
Turret Mooring Systems
Standard Subsea Trees
Subsea Processing
Smart Well Control Systems
Subsea Template Systems
ROV Tie-In Systems
Subsea Manifold
Guidelineless Deepwater Trees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 11

Growing Worldwide E & P Spending

[Column Graph]
$B
  1994   $ 44
  1995   $ 50
  1996   $ 64
  1997   $ 84
  1998   $ 91
  1999   $ 73
  2000   $ 91
  2001E  $108

  13.7% CAGR
  Source: John S. Herold, Inc.


--------------------------------------------------------------------------------

Slide 12

Increasing Deepwater Spending by Majors
Majors' Spending Related to Deepwater

[Column Graph]
$B
  1994   $ 6.7
  1995   $ 8.6
  1996   $10.6
  1997   $13.7
  1998   $18.2
  1999   $17.3
  2000   $20.4
  2001E  $27.5

22.4% CAGR
Sources: Douglas-Westwood, Quest Offshore Resources, John S. Herold, Inc.

--------------------------------------------------------------------------------

Slide 13
[Area Chart]

Rapidly Growing Subsea Tree Market

Number of Installed Trees/Year
                1994  1995  1996  1997  1998  1999  2000  2001  2002  2003  2004
Asia Pacific      24     6    22     4     4    24     2     8    19    32    44
North Sea         65    63    57    47    53   113    92    77    69    61    58
Brazil            13    16    28    26    35    50    22    35    42    48    56
Middle East        1     4     2     0     0     1     1     2     3     4
Gulf of Mexico    11    18    15    23    18    29    28    32    37    50    62
W. Africa         10     1    14    13     4    13    44    48    55    69    80
17.0% CAGR 2000 - 2004
Sources: Quest Offshore and Douglas Westwood

--------------------------------------------------------------------------------

Slide 14


Late Cycle Oilfield Services Business
[Line Graph]
Line 1--Crude oil price per barrel, 1996-2001 Q1
Line 2--Energy Systems Backlog dollars in millions:

  1996             $ 657
  1997             $ 750
  1998             $ 898
  1999             $ 593
  2000             $ 425
  Q1 - 2001        $ 549


--------------------------------------------------------------------------------

Slide 15
[Chart]

Industry Leading Subsea Technology
1977         Enchova        EN-1RJS       124m       ABB         406 ft
1980         Bonito         RJS-39        189m       FMC         619 ft
1983         Pirauna        RJS-232       293m       Kvaerner    961 ft
1985         Marimba        RJS-284       383m       FMC       1,256 ft
1988         Marimba        RJS-376D      492m       FMC       1,613 ft
1988         Placid Green   Canyon 31     684m       ABB       2,244 ft
1992         Marlim         MRL-9         781m       FMC       2,561 ft
1994         Marlim         MRL-4        1027m       FMC       3,368 ft
1997         Shell Mensa                 1618m       FMC       5,308 ft
1997         Marlim Sul     MLS-3        1709m       ABB       5,605 ft
1999         Roncador       RJS-436      1853m       FMC       6,080 ft
2000         Petrobras      Roncador     1877m       ABB       6,157 ft

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Slide 16 Gulf of Mexico Deepwater Capex
2001 to 2005 ($12B)
[Pie Chart]

BP                    25%
ExxonMobil            10%
Shell                 19%
Kerr McGee             5%
Marathon               2%
Chevron Texaco         6%
Mariner                4%
TotalFinaElf           5%
All Others            24%

Source: Oil & Gas Journal

--------------------------------------------------------------------------------

Slide 17 (Pie Chart)
W. Africa Deepwater Capex
2000 to 2005 ($23.5B)

BP                   3%
Chevron Texaco      17%
Shell                9%
Triton               4%
ExxonMobil          23%
Statoil              3%
TotalFinaElf        41%

Source: Douglas Westwood

--------------------------------------------------------------------------------

Slide 18
(Pie Chart)

Brazil Deepwater Capex
2000 to 2005 ($14B)

      Petrobras          70%
      Agip                2%
      BP                  3%
      Amerada Hess        2%
      Chevron Texaco      3%
      Coastal             2%
      Devon               2%
      Enterprise          4%
      ExxonMobil          2%
      Kerr McGee          2%
      Shell               3%
      TotalFinaElf        3%
      Unocal              2%

                             Source: Brazil Energy
--------------------------------------------------------------------------------

Slide 19
(Bar Graph)

Alliances with Leading Offshore Producers
Subsea Completions by Operator 2001 to 2006

Completions:
                          Number of completions
                          ---------------------
                            (approximate plot
                            points on graph)
      TotalFinalElf*              325
      Petrobras*                  298
      BP*                         230
      Royal Dutch/Shell*          180
      ExxonMobil                  145
      ChevronTexaco               143
      Norsk Hydro*                125
      Statoil*                     80
      Conoco*                      50
      BHP Petroleum                48
      Marathon Oil                 47
      PetroCanada*                 46
      Sakhalin Coop                46
      Wapet                        46
      Murphy Oil                   46
      Anadarko*                    46
      Enterprise Oil               45
      Woodside Petroleum*          45
      Triton Energy                45
      Unocal*                      45
      Kerr-McGee*                  43
      BritGas E&P*                 42
      INPEX                        41
      Amerada-Hess                 41
      Mariner Energy               41
      Husky Oil                    40
      Pemex                        37
      Phillips*                    37
      Agip*                        37


          * Predominantly FMC accounts


                             Source: Quest Offshore
--------------------------------------------------------------------------------

Slide 20
(Two Bar Graphs)

FoodTech
Demonstrated Growth

Sales ($M)
     1994                   $316
     1995                   $307
     1996                   $470   --------------
     1997                   $581     10.4% CAGR
     1998                   $549   --------------
     1999                   $537
     2000                   $573

EBITDA ($M)/(1)/
     1994                   $ 18
     1995                   $ 25
     1996                   $ 31   --------------
     1997                   $ 57     25.2% CAGR
     1998                   $ 58   --------------
     1999                   $ 65
     2000                   $ 69

      /(1)/ Includes allocated corporate overhead
            EBITDA is from continuing operations

________________________________________________________________________________

Slide 21

FoodTech
Leading Technologies
                                   Industry
                                   Position
                                   --------
     Citrus Extractors                 1

     Convenience Food Systems          2

     Freezing Technologies             1

     Sterilization Technologies        1

     [3 Photos: Spiral Freezer; Citrus Extractor; Flat Product Freezer]

                  Sources: McKinsey, FMC Technologies Internal
--------------------------------------------------------------------------------

Slide 22

FoodTech
Market Outlook

     .    Growth will be driven by

            -  Industry focus on efficiency and food safety

            -  Growth in convenience food market

            -  Aftermarket service/installed base

________________________________________________________________________________

Slide 23
[Two Bar Graphs]

Airport Systems
Demonstrated Growth

Sales ($M)
     1994                   $132
     1995                   $207
     1996                   $257   --------------
     1997                   $310     12.5% CAGR
     1998                   $320   --------------
     1999                   $291
     2000                   $267

EBITDA ($M)/(1)/
     1994                   $ -4
     1995                   $ 10
     1996                   $ 16   --------------
     1997                   $ 23     39.6% CAGR
     1998                   $ 27   --------------
     1999                   $ 11
     2000                   $ 13

      /(1)/ EBITDA from continuing operations; includes allocated corporate overhead
            CAGR calculated w/out allocated corporate overhead

________________________________________________________________________________

Slide 24

Airport Systems
Leading Technologies
                                   Industry
                                   Position
                                   --------

     Cargo Loaders                     1

     Passenger Boarding Bridges        1


     [3 Photos: Military Loader, Passenger Boarding Bridge; Commercial Loader]

                  Sources: McKinsey, FMC Technologies Internal
--------------------------------------------------------------------------------

Slide 25

Airport Systems
Market Outlook

     .    Passenger traffic forecast to grow (5% CAGR)

     .    Airline fleet forecast to double between 1999 and 2019 (4.3% CAGR)

     .    High installed base drives aftermarket growth

            -  5,500 Cargo Loaders

            -  5,000 Passenger Boarding Bridges

            -  750 Deicers

            -  700 Push-back tractors


                         Source: Boeing Market Outlook
--------------------------------------------------------------------------------

Slide 26

Financial Summary

________________________________________________________________________________

Slide 27
[Bar Graph]


Demonstrated Growth                           --------------
                                                11.4% CAGR
                                              --------------
Sales ($M)
Energy Businesses/Airport Systems/FoodTech [intercompany eliminations not shown]

             Total   Energy Businesses  Airport Systems  FoodTech
             ------  -----------------  ---------------  --------
     1994    $  980        $  460             $132         $316

     1995    $1,362        $  769             $207         $307

     1996    $1,690        $  949             $257         $470

     1997    $2,032        $1,144             $310         $581

     1998    $2,186        $1,321             $320         $549

     1999    $1,953        $1,129             $291         $537

     2000    $1,875        $1,037             $267         $573

________________________________________________________________________________

Slide 28
[Bar Graph]


Demonstrated Growth
EBITDA ($M)                                  --------------
                                               37.8% CAGR
                                             --------------
Energy Businesses/Airport Systems/FoodTech

             Total  Energy Businesses  Airport Systems  FoodTech
             -----  -----------------  ---------------  --------

     1994     $ 24         $  9              $(4)          $18

     1995     $ 53         $ 18              $10           $25

     1996     $100         $ 47              $16           $31

     1997     $177         $ 98              $23           $57

     1998     $194         $109              $27           $58

     1999     $181         $106              $11           $65

     2000     $165         $ 83              $13           $69


From continuing operations; includes allocated corporate overhead
Shown excluding special charges
--------------------------------------------------------------------------------


Slide 29


Pro Forma Historical Perspective
(Dollars in millions, except per share data)
Unaudited

                                                                                                                   3 Months
                                                            Year Ended December 31                                  Ended
                                                            ----------------------                                  -----
                                       1996          1997          1998           1999          2000                 2001
                                       ----          ----          ----           ----          ----                 ----
Revenue                               $1,690        $2,032        $2,186         $1,953        $1,875               $ 429

EBIT ex Special Charges                   35           110           128            119           106                  10

Interest Expense                          18            18            18             18            18                   5

Profit before Taxes                       17            91           109            101            88                   5

Taxes                                      5            25            30             27            24                   1

Net Income                                12            67            80             74            64                   4

Net Income per Share                  $ 0.19        $ 1.01        $ 1.21         $ 1.12        $ 0.97               $0.06

Pro Forma Assumptions
---------------------
$305.1M debt at 6% interest cost each year
27% tax rate
66M fully diluted shares outstanding
Excludes asset impairments and restructuring and other costs and the cumulative effect of changes in accounting principle

________________________________________________________________________________

Slide 30

Capitalization

                                   As of March 31, 2001
                                  Pro Forma as Adjusted
                                       (unaudited)
                                  ---------------------
                                     $M          %
                                  --------  -----------
     Cash and Cash Equivalents        12.0
                                    ------
     Total Debt                      305.1           45%

     Stockholders' Equity            378.9           55%
                                    ------          ---

     Total                           684.0          100%

________________________________________________________________________________

Slide 31


High Return on Capital


                                                                                                     Net Inc. as a % of
                        2000        2000 Average         Net Inc. as a %          2000 Average          Avg. Capital
                      Net Inc.    Capital Employed       Average Capital        Capital Employed        Employed w/o
                        ($M)            ($M)                Employed           w/o Goodwill ($M)          Goodwill
                        ----            ----                --------           -----------------          --------
        Low              36            2,902                    1%                   1,880                      2%

       High              94            1,108                    9%                     836                     11%

     Median              96            2,103                    7%                   1,392                      8%
-------------------------------------------------------------------------------------------------------------------------
FMC Technologies         77              961                    8%                     595                     13%
-------------------------------------------------------------------------------------------------------------------------

Data Set
--------------------------------------------------------------------------------
 Baker Hughes        Schlumberger

 Cooper Cameron      Smith International

 Dril-Quip           Varco International

 Halliburton         Weatherford International


 Unlevered Net Income adjusted to exclude special & one time charges

 Sources: Compustat, FMC Technologies Internal

________________________________________________________________________________

Slide 32


Financial Goals

     .    Focus on growth in profits

     .    Maintain/improve return on capital

     .    Use strong free cash flow to reduce debt

     .    Maintain flexibility to make selective acquisitions

________________________________________________________________________________

Slide 33


Investment Highlights

     .    Premier late-cycle oilfield services business focused on deepwater

     . Strong industry positions based on leading technologies (#1 or #2 in all major products)

     .    Leader in subsea production systems

            -  Leader in subsea tree installations and awards

            -  Strong customer relationships with leading offshore producers

     .    Proven track record of growth

     .    Experienced management team

________________________________________________________________________________

Slide 34


Disclaimer

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: These slides and the accompanying presentation contains "forward-looking statements," which represent management's best judgment as of the date hereof based on information currently available. Actual results of FMC Technologies, Inc. (the Company) may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's Form S-1 registration statement filed under the Securities Act of 1933. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

________________________________________________________________________________